SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Amendment No. 1


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report(Date of earliest event reported): April 19, 2005




                           Sunrise U.S.A. Incorporated
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                 (Name of Small Business Issuer in its charter)

                                     Nevada
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         (State or other jurisdiction of Incorporation or organization)


       000-50370                                          33-1041835
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(Commission file number)                       (IRS Employer Identification No.)


                    3928 Bowdoin Street Des Moines, IA 50313
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               (Address of Principal Executive Offices) (Zip Code)

                                 (515) 288-1042
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                            Issuer's telephone number

                                    No Change
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              (Former name, former address and former fiscal year,
                         If changed since last report)]

This Current Report on Form 8-K is filed by Sunrise U.S.A. Incorporated a Nevada corporation (the "Company") in connection with the matters described herein.


ITEM 4.01.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
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(b)  Engagement of new independent accountant.

The Company has recently engaged the firm of Pritchett, Siler & Hardy, P.C., Salt Lake City, Utah as its new independent accountants and who will report upon the financial statements for the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004.


The accounting firm was engaged on March 29, 2005.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS
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(c)  Exhibits

None




                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 19, 2005


By:  /s/ OMAR G. BARRIENTOS
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Omar G. Barrientos
Chief Executive and
Chief Financial Officer